UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 22, 2009 (May 22, 2009)
Date of report (Date of earliest event reported):

HUGHES Telematics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

41 Perimeter Center East, Suite 400 Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 391-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01       Transfer of Listing.

On May 22, 2009, HUGHES Telematics, Inc. (the “Company”) sent a letter informing the NSYE Amex LLC (the “NYSE Amex”) of its intention to voluntarily delist its common stock, warrants and units (the “Securities”) from the NYSE Amex and take appropriate actions for its Securities to be quoted on the OTC Bulletin Board.

On April 2, 2009, the Company was informed that it was not in compliance with the public stockholder requirements of Section 102(a) of the NYSE Amex Company Guide because the Company has fewer than 400 public stockholders. Following discussions with NYSE Amex staff, the Company’s management, with the approval of the Company’s Board of Directors, determined to pursue voluntary delisting from the NYSE Amex and to take appropriate actions for its Securities to be quoted on the OTC Bulletin Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES TELEMATICS, INC.

Dated: May 22, 2009
	By:	/s/ Robert Lewis
	Name:	Robert Lewis
	Title:	General Counsel and Secretary